UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: September 30
Date of reporting period: October 1, 2018 – September 30, 2019

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	September 30, 2019

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended September 30, 2019.
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products.
As a non-listed fund, the Fund does not have a market price or market price return. For the annual fiscal period ended September 30, 2019, the Fund provided a total return based on net asset value (NAV) of -1.44%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2019, the Fund’s NAV was $922.51 per share, compared with $1,046.28 per share on September 30, 2018.
The Fund made four distributions of $26.8125 each, paid at the end of each quarter of the period. The distribution rate at the end of the period, based on the closing NAV, was 11.63%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(g) on page 32 for more information on distributions for the period.
During the period, the Board of Trustees approved four tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding common shares. All were successfully completed, the most recent on October 4, 2019. The tender offers are discussed in more detail elsewhere in this report.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. The Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

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(Unaudited) continued	September 30, 2019

To learn more about the Fund, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the Fund’s performance. We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.
Sincerely,
Brian E. Binder
President and Chief Executive Officer
Guggenheim Energy & Income Fund
October 31, 2019

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QUESTIONS & ANSWERS (Unaudited)	September 30, 2019

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; Steven Brown, Senior Managing Director and Portfolio Manager; Adam Bloch, Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•
production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;

•
generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
•	provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2019

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the annual fiscal period ended September 30, 2019, the Fund provided a total return based on net asset value (NAV) of -1.44%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2019, the Fund’s NAV was $922.51 per share, compared with $1,046.28 per share on September 30, 2018.
What were the Fund’s distributions for the period?
The Fund made four distributions in the period, paid at the end of each quarter of the period. The distribution rate at the end of the period, based on the closing NAV, was 11.63%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(g) on page 32 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2019

shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange. Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either: termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Did the Fund provide any liquidity for shareholders during the period?
During the period, the Board of Trustees approved four tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	Shares as of expiration)	Tendered	(NAV on Expiration)
January 7, 2019	1,681	11,968	$958.46
April 5, 2019	1,642	16,416	$977.49
July 5, 2019	1,604	14,835	$957.97
October 4, 2019	1,567	14,600	$921.84

In any given quarter, Guggenheim Funds Investment Advisors, LLC (“the Adviser”) may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no further tender offers will be conducted during the term of the Fund.
If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2019

What were macroeconomic conditions over the period?
Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.
On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.
Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.
GPIM’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators GPIM tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.
Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2019

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.
As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.
How did the high yield energy market perform in this environment?
For the period, the energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned -7.96%. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 6.36% and the Credit Suisse Leveraged Loan Index returned 3.12%.
The two worst performing energy subsectors were Exploration & Production (E&P) and Oil Field Services. E&P companies have come under pressure as they continue to outspend free cash flow while concerns around high-quality drilling inventory grow and leverage ticks up in a range-bound commodity price environment. Similarly, Gas and Natural Gas Liquids (NGL) focused issuers have come under pressure as the gas strip has reset lower in the last few quarters and NGL prices have remained soft. In response producers are cutting capital expenditures and reducing growth trajectories in order to operate within cashflow. Against this backdrop, Oil Field Services issuers have experienced weakened demand from their customer base. In contrast, Midstream companies have outperformed the high yield market as their businesses are generally more stable and less sensitive to underlying commodity prices.
What happened to the price of oil over the period?
The price of West Texas Intermediate (WTI) oil per barrel became range-bound following volatility towards the end of 2018. After reaching a period high of around $76 per barrel in early October, oil prices fell 38% in the fourth quarter driven in part by higher supply and a weakening global economic outlook. Conditions reversed course in the first quarter of 2019 as better expectations of global growth, tighter oil supply, and higher demand drove WTI up 30%, closing March at about $61 per barrel.
Oil prices remained between $50 and $65 per barrel over rest of the period. Several events threatened to drive up prices this year including continued U.S. sanctions on Iran and Venezuela oil shipments, an extension of production cuts from the OPEC+ countries (Organization of the Petroleum Exporting Countries, or OPEC, and Russia) into early next year, attacks on oil tankers in the Persian Gulf, and an explosion at one of Saudi Arabia’s major oil facilities which temporarily removed about 5% of global oil supply. However, none of these incidents had a lasting positive impact on oil prices.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2019

Instead, continued growth in global production and cooling consumption growth have subdued prices. The International Energy Agency estimates that oil supply in 2020 is projected to grow more than one million barrels per day more than demand. The U.S. continues to drive much of the surge in output driven by shale formations. According to the U.S. Department of Energy, U.S. production is expected to average 12.3 million barrels per day in 2019, up from 11 million barrels in 2018. Overall, oil prices remain in line with GPIM’s expectations.
Describe the environment for high yield bonds.
The high yield market experienced inflows into the asset class of about $15 billion through the first three quarters of 2019 driven predominantly by ETFs. This increased demand for larger, more liquid capital structures, which contributed to better performance in these assets relative to the broader market. New issuance volumes in 2019 are robust and up 28% compared to the same period last year as borrowers looked to lock in lower interest rates.
Fundamental factors underlying the corporate sector remain supportive of high yield bonds. Average leverage and interest coverage ratios continue to be strong coupled with stable earnings. Notably, the trailing 12-month default rate in the ICE BofA Merrill Lynch High-Yield Master II Index has ticked higher and reached 1.67% at the end of September driven by the energy sector. However, the default rate excluding energy remains steady at less than 1%. Across ratings, CCCs have underperformed higher quality bonds, signaling investor resistance to owning lower quality bonds at this stage of the cycle.
How is the portfolio positioned at the end of the period?
The Fund is constructed to generate strong yield and to mitigate downside risk. GPIM has addressed this through focusing on high yield bonds along with secured bank loans. In addition, the Fund has large exposures to midstream assets that face less downside commodity price risk and have significant asset coverage.
The Fund’s portfolio consists of about 40% secured paper, which we believe is more defensive as it places the Fund higher up in the capital structure and protects collateral. The portfolio has about 70% energy exposure with some exposure to strong credits in other industries that present good relative value opportunities. The Fund is overweight midstream and underweight E&P and oil field services relative to issuance available in the high yield credit universe. GPIM does not expect a significant shift in the strategy or how the Fund is positioned.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 2% of the Fund. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk. Over the course of the year, the U.S. dollar appreciated versus foreign currencies which resulted in a positive impact on the forward foreign currency exchange contracts and added to performance. This was offset by depreciation of the foreign currency assets in U.S. dollar terms.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2019

What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of September 30, 2019, the Fund’s leverage was approximately 20% of managed assets (net assets plus financial leverage). The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio.
Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares, but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2019

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
ICE BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar-denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. To qualify for inclusion in the index, securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term sovereign debt ratings).
Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
Please see guggenheiminvestments.com/xgeix for a more detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

Fund Statistics
Net Asset Value			$922.51
Net Assets ($000)			$57,915

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED September 30, 2019
			Since
	One	Three	Inception
	Year	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	(1.44%)	5.15%	7.96%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Corporate Bonds	89.7%
Senior Floating Rate Interests	28.2%
Common Stocks	5.0%
Asset-Backed Securities	0.8%
Money Market Fund	0.2%
Total Investments	123.9%
Other Assets & Liabilities, net	(23.9)%
Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2019

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2019

Ten Largest Holdings	% of Total Net Assets
TexGen Power LLC	4.5%
Exterran Energy Solutions Limited Partnership / EES Finance Corp., 8.13%	4.0%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 9.50%	3.8%
LBC Tank Terminals Holding Netherlands BV, 6.88%	3.7%
Whiting Petroleum Corp., 5.75%	3.4%
MRP Generation Holding, 9.10%	3.3%
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%	3.2%
Sunoco Logistics Partners Operations, LP, 5.95%	3.0%
Newfield Exploration Co., 5.38%	2.9%
Panda Power, 8.60%	2.9%
Top Ten Total	34.7%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	15.4%
BB	31.8%
B	35.8%
CCC	9.3%
NR2	3.5%
Other Instruments	4.2%
Total Investments	100.0%

1
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch rating to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

2	NR securities do not necessarily indicate low credit quality.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS	September 30, 2019

	Shares	Value

COMMON STOCKS† – 5.0%
Utilities – 4.5%
TexGen Power LLC*,†††	65,297	$ 2,611,880

Energy – 0.3%
SandRidge Energy, Inc.*	38,619	181,509

Consumer, Non-cyclical – 0.2%
ATD New Holdings, Inc.*,††	3,845	107,660
Total Common Stocks
(Cost $3,632,053)		2,901,049

MONEY MARKET FUND† – 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[1]	124,749	124,749
Total Money Market Fund
(Cost $124,749)		124,749

	Face
	Amount~	Value

CORPORATE BONDS†† – 89.7%
Energy – 62.6%
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[2]	2,350,000	2,341,188
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[3]	2,345,000	2,204,300
Whiting Petroleum Corp.
5.75% due 03/15/21	2,050,000	1,957,811
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,200,000	1,857,240
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[2]	1,500,000	1,714,054
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	877,978
5.63% due 04/15/23[2]	750,000	814,929
Newfield Exploration Co.
5.38% due 01/01/26[2]	1,550,000	1,683,740
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,623,573
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[3]	2,000,000	1,600,000
Indigo Natural Resources LLC
6.88% due 02/15/26[2,3]	1,700,000	1,532,125
Hess Corp.
4.30% due 04/01/27[2]	1,200,000	1,254,116
7.88% due 10/01/29	200,000	252,670

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 89.7% (continued)
Energy – 62.6% (continued)
PDC Energy, Inc.
5.75% due 05/15/26	900,000	$ 886,590
6.13% due 09/15/24	450,000	448,875
MPLX, LP
4.88% due 12/01/24[2]	1,000,000	1,097,731
TerraForm Power Operating LLC
6.63% due 06/15/25[3]	1,000,000	1,054,010
SRC Energy, Inc.
6.25% due 12/01/25	1,050,000	1,039,479
DCP Midstream Operating, LP
5.35% due 03/15/20[2,3]	1,025,000	1,032,688
Pattern Energy Group, Inc.
5.88% due 02/01/24[3]	1,000,000	1,023,750
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	985,000
Antero Resources Corp.
5.63% due 06/01/23[2]	1,100,000	951,500
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[3]	900,000	927,000
Bruin E&P Partners LLC
8.88% due 08/01/23[3]	1,219,000	911,203
Unit Corp.
6.63% due 05/15/21[2]	1,118,000	846,885
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream
Finance Corp.
6.25% due 04/01/23	500,000	513,125
5.63% due 05/01/27[3]	250,000	255,235
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[2]	600,000	667,578
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[3]	800,000	664,000
Gibson Energy, Inc.
5.25% due 07/15/24[3]	CAD 700,000	560,893
Phillips 66 Partners, LP
3.55% due 10/01/26[2]	500,000	515,615
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	650,000	474,500
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[3]	639,000	470,464
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	385,000
Range Resources Corp.
5.88% due 07/01/22	350,000	335,125
NuStar Logistics, LP
6.00% due 06/01/26	250,000	270,575

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	September 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 89.7% (continued)
Energy – 62.6% (continued)
CNX Resources Corp.
5.88% due 04/15/22	250,000	$ 240,000
Total Energy		36,270,545

Consumer, Cyclical – 7.6%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]	2,080,000	2,119,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	970,919
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[3]	800,000	844,016
Williams Scotsman International, Inc.
6.88% due 08/15/23[3]	400,000	419,000
7.88% due 12/15/22[3]	55,000	57,475
Total Consumer, Cyclical		4,410,410

Utilities – 7.2%
Terraform Global Operating LLC
6.13% due 03/01/26[3]	1,025,000	1,053,187
AES Corp.
5.50% due 04/15/25	1,000,000	1,038,750
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[2]	800,000	859,000
5.75% due 05/20/27[2]	725,000	781,188
Clearway Energy Operating LLC
5.75% due 10/15/25[3]	400,000	421,000
Total Utilities		4,153,125

Communications – 4.9%
EIG Investors Corp.
10.88% due 02/01/24	1,050,000	1,092,000
Cengage Learning, Inc.
9.50% due 06/15/24[3]	747,000	683,505
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]	714,000	617,610
MDC Partners, Inc.
6.50% due 05/01/24[3]	466,000	424,642
Total Communications		2,817,757

Consumer, Non-cyclical – 4.7%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3]	825,000	765,187
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[3]	725,000	739,500

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 89.7% (continued)
Consumer, Non-cyclical – 4.7% (continued)
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[3]	400,000	$ 391,000
Beverages & More, Inc.
11.50% due 06/15/22[4]	500,000	360,000
BidFair MergeRight, Inc.
7.38% due 10/15/27[3]	275,000	280,176
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[3]	300,000	184,005
Total Consumer, Non-cyclical		2,719,868

Industrial – 1.0%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	350,000	334,250
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	282,000	282,197
Total Industrial		616,447

Financial – 0.7%
USI, Inc.
6.88% due 05/01/25[3]	200,000	202,996
NFP Corp.
6.88% due 07/15/25[3]	200,000	198,500
Total Financial		401,496

Technology – 0.6%
NCR Corp.
6.13% due 09/01/29[3]	350,000	368,918

Basic Materials – 0.4%
United States Steel Corp.
6.88% due 08/15/25[2]	250,000	225,625
Total Corporate Bonds
(Cost $52,660,276)		51,984,191

SENIOR FLOATING RATE INTERESTS††,2,6 – 28.2%
Utilities – 13.0%
MRP Generation Holding
9.10% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	1,940,000	1,910,900
Panda Power
8.60% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,928,110	1,651,426
Carroll County Energy LLC
5.60% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	1,544,683	1,544,035
Panda Moxie Patriot
7.85% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 12/19/20	1,051,098	922,339
Stonewall
7.60% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	861,614	824,995

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	September 30, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,2,6 – 28.2% (continued)
Utilities – 13.0% (continued)
UGI Energy Services, Inc.†††
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	$698,250	$ 702,614
Total Utilities		7,556,309

Energy – 4.9%
Penn Virginia Holding Corp.†††
9.05% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22	1,275,000	1,243,125
Permian Production Partners LLC†††
8.05% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	1,662,500	831,250
Summit Midstream Partners, LP
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	499,819	488,074
Ultra Petroleum, Inc.
6.05% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) (in-kind rate
was 0.25%) due 04/12/24[7]	426,329	280,311
Total Energy		2,842,760

Consumer, Cyclical – 4.3%
Accuride Corp.
7.35% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,854,241	1,557,563
Mavis Tire Express Services Corp.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	495,236	483,742
EnTrans International, LLC†††
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	235,938	227,680
Blue Nile, Inc.†††
8.62% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	247,500	193,050
American Tire Distributors, Inc.
8.15% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	35,017
9.62% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	23,537	20,618
Total Consumer, Cyclical		2,517,670

Technology – 2.2%
Planview, Inc.
11.79% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,5	1,000,000	1,009,753
GlobalFoundries, Inc.
6.06% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/05/26	250,000	242,812
Total Technology		1,252,565

Industrial – 1.7%
Diversitech Holdings, Inc.
9.60% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	500,000	487,500
YAK MAT (YAK ACCESS LLC)
12.06% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	473,918
Total Industrial		961,418

Basic Materials – 1.0%
PetroChoice Holdings
7.26% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	594,363	570,588

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,2,6 – 28.2% (continued)
Financial – 0.9%
Teneo Holdings LLC
7.29% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	550,000	$ 523,875

Communications – 0.2%
Cengage Learning Acquisitions, Inc.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	105,158	99,287
Total Senior Floating Rate Interests
(Cost $18,010,323)		16,324,472

ASSET-BACKED SECURITIES†† – 0.8%
Collateralized Loan Obligations – 0.8%
Jamestown CLO V Ltd.
2014-5A, 7.40% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[3,6]	500,000	441,291
Total Asset-Backed Securities
(Cost $435,057)		441,291
Total Investments – 123.9%
(Cost $74,862,458)		$ 71,775,752
Other Assets & Liabilities, net – (23.9)%		(13,860,770)
Total Net Assets – 100.0%		$ 57,914,982

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at
Contracts to			Settlement	Settlement	September 30,	Unrealized
Counterparty	Sell	Currency	Date	Value	2019	Appreciation
JPMorgan Chase
Bank, N.A.	749,000	CAD	10/15/19	$570,171	$565,645	$4,526

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Rate indicated is the 7-day yield as of September 30, 2019.
2
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of September 30, 2019, the total market value of segregated or earmarked securities was $33,125,441.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $24,404,499 (cost $25,452,365), or 42.1% of total net assets.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	September 30, 2019

4       Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $834,500 (cost $1,093,299), or 1.4% of total net assets — See Note 11.
5       Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $1,009,753, (cost $991,139) or 1.7% of total net assets.
6       Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
7       Payment in-kind security.

CAD CLO LIBOR LLC	Canadian Dollar Collateralized Loan Obligation London Interbank Offered Rate Limited Liability Company
See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$181,509	$107,660	$2,611,880	$2,901,049
Money Market Fund	124,749	—	—	124,749
Corporate Bonds	—	51,984,191	—	51,984,191
Senior Floating Rate Interests	—	12,117,000	4,207,472	16,324,472
Asset-Backed Securities	—	441,291	—	441,291
Forward Foreign Currency
Exchange Contracts**	—	4,526	—	4,526
Total Assets	$306,258	$64,654,668	$6,819,352	$71,780,278
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Liabilities)	Prices	Inputs	Inputs	Total
Unfunded Loan Commitments (Note 10)	$—	$—	$1,101	$1,101

** This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $14,853,945 are categorized as Level 2 within the disclosure hierarchy.
See notes to financial statements.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2019

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:
	Ending Balance at	Valuation	Unobservable		Weighted
Category	September 30, 2019	Technique	Inputs	Input Range	Average
Assets:
Common Stocks	$2,611,880	Third Party	Broker Quote	—	—
		Pricing
Senior Floating Rate Interests	3,197,719	Third Party	Broker Quote	—	—
		Pricing
Senior Floating Rate Interests	1,009,753	Model Price	Liquidation Value	—	—
Total	$6,819,352
Liabilities:
Unfunded Loan Commitments	$ 1,101	Model Price	Purchase Price	—	—
Significant changes in a quote, liquidation value or purchase price would generally result in significant changes in the fair value of the security.
The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2019, the Fund had securities with a total assets of $4,879,305 transfer into Level 3 from Level 2 due to lack of observable inputs. For the year ended September 30, 2019, the Fund had liabilities with a total value of $1,101 transfer into Level 3 from Level 2 due to lack of observable inputs.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:
	Assets			Liabilities
	Senior Floating	Common		Unfunded Loan
	Rate Interests	Stocks	Total Assets	Commitments
Beginning Balance	$988,893	$—	$988,893	$ (— )*
Purchases/(Receipts)	934,000	—	934,000	—
(Sales, maturities and
paydowns)/Fundings	(15,812)	—	(15,812)	—
Amortization of premiums/discounts	4,813	—	4,813	—
Total realized gain (losses) included in earnings	—	—	—	—
Total change in unrealized appreciation
(depreciation) included in earnings	28,153	—	28,153	—
Transfers into Level 3	2,267,425	2,611,880	4,879,305	(1,101)
Ending Balance	$4,207,472	$2,611,880	$6,819,352	$(1,101)
Net change in unrealized appreciation
(depreciation) for investments in Level 3
securities still held at September 30, 2019	$28,153	$—	$28,153	$—

*	Market value is less than $1.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 23

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2019

ASSETS:
Investments, at value (cost $74,862,458)	$71,775,752
Cash	288,529
Unrealized appreciation on forward foreign currency exchange contracts	4,526
Prepaid expenses	4,381
Receivables:
Interest	1,050,300
Investments sold	92,938
Total assets	73,216,426
LIABILITIES:
Reverse repurchase agreements (Note 7)	14,853,945
Unfunded loan commitments, at value (Note 10)
(proceeds $237)	1,101
Payable for:
Investments purchased	276,431
Investment advisory fees	76,231
Professional fees	37,551
Other liabilities	56,185
Total liabilities	15,301,444
NET ASSETS	$57,914,982
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
62,780 shares issued and outstanding	$628
Additional paid-in capital	61,213,577
Total distributable earnings (loss)	(3,299,223)
NET ASSETS	$57,914,982
Shares outstanding ($0.01 par value with unlimited amount authorized)	62,780
Net asset value	$922.51

See notes to financial statements.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	September 30, 2019
For the Year Ended September 30, 2019

INVESTMENT INCOME:
Interest	$6,538,531
Dividends	247,958
Total investment income	6,786,489
EXPENSES:
Investment advisory fees	1,044,118
Interest expense	530,741
Excise tax expense	169,350
Professional fees	122,794
Printing fees	104,722
Fund accounting fees	59,091
Trustees’ fees and expenses*	54,750
Administration fees	22,971
Transfer agent fees	18,827
Custodian fees	14,729
Insurance	6,337
Other expenses	15,044
Total expenses	2,163,474
Net investment income	4,623,015
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,673,459)
Foreign currency transactions	(3,082)
Forward foreign currency exchange contracts	15,994
Net realized loss	(2,660,547)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,150,024)
Foreign currency translations	71
Forward foreign currency exchange contracts	16,651
Net change in unrealized appreciation (depreciation)	(3,133,302)
Net realized and unrealized loss	(5,793,849)
Net decrease in net assets resulting from operations	$(1,170,834)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 25

STATEMENTS OF CHANGES IN NET ASSETS		September 30, 2019

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,623,015	$6,400,970
Net realized gain (loss) on investments	(2,660,547)	190,204
Net change in unrealized appreciation (depreciation) on investments	(3,133,302)	(3,606,749)
Net increase (decrease) in net assets resulting from operations	(1,170,834)	2,984,425
Total distributions to shareholders	(6,964,037)	(7,656,872)
SHAREHOLDER TRANSACTIONS:
Reinvestments	434,961	457,489
Cost of shares redeemed through tender offers	(6,546,228)	(7,981,558)
Net decrease in net assets resulting from shareholder transactions	(6,111,267)	(7,524,069)
Net decrease in net assets	(14,246,138)	(12,196,516)
NET ASSETS:
Beginning of period	72,161,120	84,357,636
End of period	$57,914,982	$72,161,120

See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	September 30, 2019
For the Year Ended September 30, 2019

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(1,170,834)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	3,150,024
Net change in unrealized (appreciation) depreciation on
forward foreign currency exchange contracts	(16,651)
Net realized loss on investments	2,673,459
Net accretion of discount and amortization of premium	(649,599)
Purchase of long-term investments	(13,038,002)
Proceeds from sale of long-term investments	28,729,916
Net proceeds from sale of short-term investments	2,294,146
Corporate actions and other payments	26,196
Commitment fees received and repayments of unfunded commitments	(121)
Decrease in interest receivable	391,040
Decrease in investments sold receivable	206,261
Decrease in prepaid expense	416
Decrease in investments purchased payable	(1,042,342)
Increase in professional fees payable	1,998
Decrease in segregated cash due to broker	(214,000)
Decrease in investment advisory fees payable	(19,959)
Increase in other liabilities	29,095
Net Cash Provided by Operating and Investing Activities	21,351,043
Cash Flows From Financing Activities:
Distributions to common shareholders	(6,529,076)
Proceeds from reverse repurchase agreements	254,725,264
Payments made on reverse repurchase agreements	(262,851,881)
Payments for common shares redeemed for tender offers	(6,546,228)
Net Cash Used in Financing Activities	(21,201,921)
Net increase in cash	149,122
Cash at Beginning of Period	139,407
Cash at End of Period	$288,529
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$555,370
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$434,961

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 27

FINANCIAL HIGHLIGHTS	September 30, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Per Share Data:	2019	2018	2017	2016	2015(a)
Net asset value, beginning of period	$1,046.28	$1,112.09	$1,068.74	$962.31	$1,000.00
Income from investment operations:
Net investment income(b)	70.99	89.02	94.86	93.30	1.51
Net gain (loss) on investments (realized and unrealized)	(87.51)	(47.58)	48.43	106.74	(37.20)
Total from investment operations	(16.52)	41.44	143.29	200.04	(35.69)
Less distributions from:
Net investment income	(107.25)	(107.25)	(99.94)	(93.61)	—
Total distributions to shareholders	(107.25)	(107.25)	(99.94)	(93.61)	—
Common shares’ offering expenses charged to paid-in capital	—	—	—	—	(2.00)
Net asset value, end of period	$922.51	$1,046.28	$1,112.09	$1,068.74	$962.31
Total Return(c)
Net asset value	(1.44)%	3.84%	13.60%	22.66%	(3.77)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$57,915	$72,161	$84,358	$84,850	$76,140
Ratio to average net assets of:
Net investment income, including interest expense	7.25%	8.19%	8.35%	10.18%	1.26%
Total expenses, including interest expense(d)	3.39%	3.08%	2.64%	2.09%	1.69%
Portfolio turnover rate	16%	21%	53%	27%	65%

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a redemption on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. A return calculated for a period of less than one year is not annualized.

(d)	Excluding interest expense, the operating expense ratios for the years ended September 30, would be:

2019	2018	2017	2016
2.56%	2.49%	2.11%	1.95%

See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	September 30, 2019

Note 1 – Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities are treated as interest income. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
(c) Senior Floating Rate Interests
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Interests in When-Issued Securities
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(g) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:
	Average Value
Use	Purchased	Sold
Hedge	$18,569	$802,962
Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2019:
Derivative Investment Type	Asset Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts
The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2019:
Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$4,526

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2019:
Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$15,994

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$16,651

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net
			Amount	Gross Amounts
		Gross	of Assets	Not Offset in the
		Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign currency	$4,526	$—	$4,526	$—	$—	$4,526
exchange contracts

			Net Amount	Gross Amounts
			of Liabilities	Not Offset in the
		Gross Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase	$14,853,945	$—	$14,853,945	($14,853,945)	$—	$—
Agreements

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain trustees and officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended September 30, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $19,438,247. The weighted average interest rate was 2.73%. As of September 30, 2019, there was $14,853,945 in reverse repurchase agreements outstanding.
As of September 30, 2019, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
J.P. Morgan Securities, LLC	2.00%-2.50%*	Open Maturity	$ 3,291,120
Barclays Capital, Inc.	0.00%*	Open Maturity	225,937
BMO Capital Markets Corp.	2.35%-2.50%	10/07/19 - 10/21/19	3,688,869
BNP Paribas	2.45%	10/21/19	2,059,853
RBC Capital Markets, LLC	2.29%-2.49%	10/02/19 -10/28/19	5,588,166
Total			$14,853,945

*
The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2019.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of September 30, 2019, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and	Up to
Asset Type	Continuous	30 days	Total
Corporate Bonds	$ 3,517,057	$ 11,336,888	$ 14,853,945
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 3,517,057	$ 11,336,888	$ 14,853,945

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 8 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $169,350 or $2.70 per share, attributable to calendar year 2019.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years,

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and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The tax character of distributions paid during the year ended September 30, 2019 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$6,928,813	$35,224	$6,964,037

The tax character of distributions paid during the year ended September 30, 2018 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$5,162,682	$2,494,190	$7,656,872

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$2,430,198	$—	$(3,087,580)	$(2,641,841)	$(3,299,223)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Fund were as follows:
		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$(36,452)	$(2,605,389)	$(2,641,841)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, the “mark-to-market” of certain derivatives and non-deductible expenses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences:
Total
Paid In	Distributable
Capital	Earnings/(Loss)
$(169,350)	$169,350

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:
Net
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$74,862,458	$2,112,715	$(5,199,421)	$(3,086,706)

Note 9 – Securities Transactions
For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:
Purchases	Sales
$ 13,038,002	$ 28,729,916

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$ 1,520,009	$ 6,974,813	$ 4,836

Note 10 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of September 30, 2019, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $33,125,441.
The unfunded loan commitments as of September 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Mavis Tire Express Services Corp.	03/20/25	$ 47,457	$ 1,101

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

Note 11 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$ 644,755	$474,500
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	448,544	360,000
		$1,093,299	$834,500

Note 12 – Capital Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 62,780 shares issued and outstanding. Transactions in common shares were as follows:
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Beginning Shares	68,969	75,855
Common shares redeemed through tender offer	(6,648)	(7,312)
Common shares issued through dividend reinvestment	459	426
Ending shares	62,780	68,969

Tender Offers
During the year ended September 30, 2019, the Board approved four tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 7, 2019	1,681	11,968	$958.46
April 5, 2019	1,642	16,416	$977.49
July 5, 2019	1,604	14,835	$957.97
October 4, 2019	1,567	14,600	$921.84
In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
Note 13 – Recent Regulatory Reporting Updates
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Fund has fully

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2019

adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 15 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	September 30, 2019

To the Shareholders and Board of Trustees of Guggenheim Energy & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Energy & Income Fund (the “Fund”), including the schedule of investments, as of September 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from August 13, 2015 (commencement of operations) through September 30, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from August 13, 2015 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers and paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
November 26, 2019

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 43

OTHER INFORMATION (Unaudited)	September 30, 2019

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.
The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC
Section 871(k)(1) . See qualified interest income column in the table below.
Qualified
Interest
Income
92.66%

With respect to the taxable year ended September 30, 2019, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:
From long-term capital gain:
$35,224

Special Meeting of Shareholders Voting Results
A joint special meeting of the shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr., and Amy J. Lee. At the meeting the following votes were recorded:
Nominee	Share For	Shares Withheld
Randall C. Barnes	57,804	2,450
Angela Bock-Kyle	57,804	2,450
Donald A. Chubb, Jr.	57,804	2,450
Jerry B. Farley	57,804	2,450
Roman Friedrich III	57,804	2,450

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	September 30, 2019

Nominee	Share For	Shares Withheld
Thomas F. Lydon, Jr.	57,157	3,097
Ronald A. Nyberg	57,804	2,450
Sandra G. Sponem	57,804	2,450
Ronald E. Toupin, Jr.	57,157	3,097
Amy J. Lee	57,157	3,097

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 45

OTHER INFORMATION (Unaudited) continued	September 30, 2019

Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with the	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past 5 Years	Overseen	Held by Trustees
Independent Trustees
Randall C. Barnes	Trustee	Since 2015	Current: Private Investor (2001-present).	158	Current: Trustee, Purpose
(1951)					Investments Funds (2013-Present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Angela Brock-Kyle	Trustee	Since	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm).	157	None.
(1959)		November
		2019	Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Donald A. Chubb, Jr. Trustee and		Since 2015	Current: Retired.	157	Former: Midland Care, Inc. (2011-2016).
(1946)	Chairman of
	the Valuation		Former: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2015	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust
(1946)	Chair of the				(2000-present).
Audit
	Committee				Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III	Trustee and	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company	157	Former: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-January 2019).
the Contracts
Review
Committee

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	September 30, 2019

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with the	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past 5 Years	Overseen	Held by Trustees
Independent Trustees continued
Thomas F.	Trustee	Since	Current: President, Global Trends Investments (registered investment	157	Current: US Global Investors
Lydon, Jr.		November	adviser) (1996-present).		(GROW) (1995-present); and Harvest
(1960)		2019			Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158
Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System
(2012-present); Western Asset Inflation-
Linked Opportunities & Income Fund
(2004 -present); Western Asset
Inflation-Linked Income Fund
(2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).
Sandra G. Sponem	Trustee	Since	Current: Retired.	157	Current: SPDR Series Trust (78) (2018-
(1958)		November			present); SPDR Index Shares Funds (31)
		2019	Former: Senior Vice President and Chief Financial Officer, M.A.		(2018-present); SSGA Active Trust (12)
			Mortenson Companies, Inc. (general contracting firm) (2007-2017).		(2018-present); and SSGA Master Trust
(1) (2018-present).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 47

OTHER INFORMATION (Unaudited) continued	September 30, 2019

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with the	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past 5 Years	Overseen	Held by Trustees
Independent Trustees continued
Ronald E. Toupin, Jr.	Trustee and	Since 2015	Current: Portfolio Consultant (2010-present); Member, Governing Council,	157	Current: Western Asset Inflation-Linked
(1958)	Chairman of		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund (2004-
	the Board		Investment Company Institute (2018-present).		present); Western Asset Inflation-Linked
Income Fund (2003-present).
Former: Member, Executive Committee, Independent Directors Council (2016-
			2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management		Former: Managed Duration Investment
			(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice		Grade Municipal Fund (2003-2016).
President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant
Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustee
Amy J. Lee***	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex (2018-	157	None.
(1961)	Vice President	(Trustee)	present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	Since 2015	(2007-present); Senior Managing Director, Guggenheim Investments
		(Vice	(2012-present).
President)

		Since 2015	Former: President and Chief Executive Officer (2017-2018); President, certain
		(Chief Legal	other funds in the Fund Complex (2017-November 2019); Vice President, Associate
		Officer)	General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).
*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) concluded	September 30, 2019

OFFICERS
	Position(s)	Term of Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Fund	Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer,
(1972)	and Chief		Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative
	Executive Officer		Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2015	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present)
(1966)	Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2015	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 49

OTHER INFORMATION (Unaudited) continued	September 30, 2019

	Position(s)	Term of Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Fund	Served**	Principal Occupations During Past 5 Years
OFFICERS continued
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2015	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2015	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	September 30, 2019

	Position(s)	Term of Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Fund	Served**	Principal Occupations During Past 5 Years

OFFICERS continued
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).
*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 51

DIVIDEND REINVESTMENT PLAN (Unaudited)	September 30, 2019

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866) 488-3559.

52 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (Unaudited)	September 30, 2019

Report of the Guggenheim Energy & Income Fund (XGEIX) Contracts Review Committee
Guggenheim Energy & Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund, pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 53

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (Unaudited) (continued)	September 30, 2019

Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing materials, the “Contract Review Materials”). The Committee also considered the unique features of the Fund as compared to the other closed-end funds for which Guggenheim Investments serves as investment adviser, including that the common shares of beneficial interest of the Fund are not listed for trading on any securities exchange, and that the Fund has conducted, and may in the future conduct, limited quarterly tender offers in the sole discretion of the Board. The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services

1 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

54 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (Unaudited) (continued)	September 30, 2019

to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: With respect to performance, the Committee considered that the Fund has a limited operating history, with an inception date of August 13, 2015. The Committee noted that the Fund’s primary investment objective is to provide high income and that, as a secondary investment objective, the Fund seeks capital appreciation. The Committee observed that, in pursuit of these investment objectives, under normal market conditions, the Fund invests at least 80% of its managed assets in (i) securities of energy companies, and (ii) income producing securities of other issuers.
The Committee considered Guggenheim’s explanation that given the uniqueness of the Fund’s investment strategy and structure, no relevant peers were identified for performance comparison purposes. Instead, Guggenheim presented the returns of the Bloomberg Barclays High Yield Energy Index (the “Index”) for performance comparison. The Committee considered that Guggenheim uses the Index for purposes of the Fund’s quarterly performance reporting to the Board.
The Committee reviewed the performance of the Fund and the Index for the three-year and one-year periods ended December 31, 2018, and observed that the Fund’s return on a net asset value basis

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 55

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (Unaudited) (continued)	September 30, 2019

exceeded the return of the Index for both periods. The Committee also noted that, as a non-listed Fund, the Fund does not have a market price or market price return.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies relative to their market benchmarks. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the Index. In assessing the foregoing, the Committee considered Guggenheim’s statement that, in spite of historic volatility in the energy markets, the Fund performed well on a relative basis in 2018, on a three-year basis and since its inception in August 2015, outperforming the Index in each period.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2018, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2018 and annualized for the three-year and since-inception periods ended December 31, 2018.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Fund: With respect to the evaluation of the Fund’s advisory fee and expense ratio, the Committee considered Guggenheim’s discussion of the challenges associated with developing a relevant peer group for the Fund given the uniqueness of its investment strategy. The Committee noted that Guggenheim identified two other unlisted closed-end funds—Western Asset Middle Market Debt Fund (“XWAMX”) and Western Asset Middle Market Income Fund (“XWMFX” and together with XWAMX, the “WAM Funds”)—for comparison purposes given similarity in structure, noting, however, that such funds were deemed not relevant by Guggenheim for performance comparisons in light of the differences in investment strategies between the Fund and the WAM Funds, and thus, the WAM Funds were provided merely as a reference point with respect to fees and expenses.
Bearing in mind the foregoing, the Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year, and the Fund’s net effective management fee and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the WAM Funds, as presented in a report prepared by FUSE Research Network LLC (“FUSE”), an independent, third-party research provider. The Committee also reviewed the average and median advisory fees (based on net assets) and expense ratios, including expense ratio components (e.g., administration fees, custody fees and other operating expenses), of the group of funds (i.e., the Fund and the WAM Funds). The Committee observed that, although the Fund’s net effective management fee (representing the combined effective advisory fee and administration fee) on average net assets and total net expense ratio (excluding interest expense) on average net assets were higher than those of the WAM Funds, the Fund’s and the WAM Funds’ contractual advisory fees based on average managed assets are the

56 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (Unaudited) (continued)	September 30, 2019

same. The Committee also noted the size of the Fund relative to the WAM Funds based on the average net assets under management as presented by FUSE in its report. In addition, the Committee took into account that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the ending assets under management as of December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fallout” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee considered the potential of the Adviser to experience economies of scale with respect to the management of the Fund. In this connection, the Committee noted the structural limitations to asset growth, given the possibility of periodic tender offers. The Committee also took into account the Fund’s intention to complete an event intended to provide liquidity to shareholders on or before July 28, 2023. In addition, the Committee considered management’s view that the Fund’s advisory fee currently reflects an appropriate level of sharing of any economies of scale. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which is equal to the WAM Funds’ fees.
Based on the foregoing, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 57

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (Unaudited) (continued)	September 30, 2019

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

58 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FUND INFORMATION (Unaudited)	September 30, 2019

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald A. Chubb, Jr.	Chicago, IL

Jerry B. Farley	Investment Sub-Adviser
Guggenheim Partners Investment
Roman Friedrich III	Management, LLC
Santa Monica, CA
Amy J. Lee*
Administrator and Accounting Agent
Ronald A. Nyberg	MUFG Investor Services (US), LLC
Rockville, MD
Ronald E. Toupin, Jr. ,
Chairman	Custodian
The Bank of New York Mellon Corp.
* This Trustee is an interested person (as	New York, NY
defined in Section 2(a)(19) of the 1940 Act)
( Interested Trustee ) of the Fund because of	Legal Counsel
her affiliation with Guggenheim Investments.	Skadden, Arps, Slate, Meagher &
Flom LLP
Principal Executive Officers	New York, NY
Brian E. Binder
President and Chief Executive Officer	Independent Registered Public
Accounting Firm
Joanna M. Catalucci	Ernst & Young LLP
Chief Compliance Officer	Tysons, VA

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 59

FUND INFORMATION (Unaudited) continued	September 30, 2019

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Energy & Income Fund?

  If your shares are held in a Brokerage Account, contact your Broker.
  If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/xgeix. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

60 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

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ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(11/19)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-AR-0919

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
 (2) Not applicable.
 (3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $35,905 and $34,970 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $0 and $0 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,947 and $12,174 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,”  to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis

o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting

Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)   Not applicable.
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $8,947 and $12,174 for the fiscal years ending September 30, 2019 and September 30, 2018, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Donald A. Chubb, Jr.; Jerry B. Farley; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of September 30, 2019:

Name	Since	Professional Experience During the Last Five Years
Thomas Hauser – Senior Managing Director	2015	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2017 to Present; Managing Director 2014 to 2017; Director 2012 to 2014.
Adam Bloch – Managing Director	2015
Guggenheim Partners Investment Management, LLC: Managing Director – 2019 to Present; Director – 2015-2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Richard de Wet – Director	2015	Guggenheim Partners Investment Management, LLC: Director/Portfolio Manager – 2013-Present. PIMCO 2012 to 2013.
Steven Brown – Senior Managing Director	2018
Guggenheim Partners Investment Management, LLC: Senior Managing Director 2019 to Present;  Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of September 30, 2019:

Thomas Hauser:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	8	$2,862,139,769	2	$391,639,408
Other pooled investment vehicles	47	$12,742,291,573	25	$4,854,273,562
Other accounts	36	$8,129,470,293	5	$822,217,340

Adam Bloch:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	19	$26,257,495,033	0	$0
Other pooled investment vehicles	5	$3,257,362,532	2	$2,268,706,700
Other accounts	23	$14,033,396,260	4	$277,589,163

Richard de Wet:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	4	$790,270,958	0	$0
Other pooled investment vehicles	2	$344,488,780	0	$0
Other accounts	13	$3,865,271,948	0	$0

Steven Brown
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	13	$26,083,288,593	0	$0
Other pooled investment vehicles	5	$3,257,362,532	2	$2,268,706,700
Other accounts	23	$14,033,396,260	4	$277,589,163

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of September 30, 2017:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Thomas Hauser	None
Adam Bloch	None
Richard de Wet	None
Steven Brown	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.

Item 13.  Exhibits.
(a)(1)     Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Energy & Income Fund
By:       /s/ Brian E. Binder
Name: Brian E. Binder
Title:   President and Chief Executive Officer
Date:   December 9, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
 Date:      December 9, 2019
By:           /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      December 9, 2019